UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska

68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period:  12/31/12

Item 1.  Reports to Stockholders.

Institutional Short Duration
Government Bond Fund

TWSGX

Annual Report

December 31, 2012

Advised by:

BBW Capital Advisors

1743 Wazee Street, Suite 250

Denver, CO 80202

(303) 573-1212

Subadvised by:

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, MA 02111

Tel. (855) 881-2380

www.TransWesternFunds.com

Market Conditions:

Momentum in risk assets carried over from the end of 2011 into the first quarter of 2012 as central banks around the world sent a rush of liquidity into the global financial system. This coordinated effort helped stem the risk of a major European credit crunch that was brewing at the close of 2011. The liquidity-driven rush into riskier assets that dominated the first quarter faded during the second quarter. The European sovereign debt and banking crisis was once again the primary catalyst, but softer economic data in the US and China also fed negative investor sentiment. Global liquidity suffered following the end of the European Central Bank’s (ECB’s) long-term refinancing operation (LTRO). Shortly after LTRO concluded, peripheral euro zone countries—particularly Spain and Italy—saw their borrowing costs rise, bank stocks came under pressure and global asset markets became more volatile as investors shied away from risk. In September, the ECB unveiled a plan to buy unlimited amounts of a country’s sovereign bonds, up to three years in maturity. Following the announcement, yields on Italian and Spanish debt tightened dramatically relative to German bunds. Domestically, the Fed took its unconventional policy response to a new level by promising unlimited bond purchases until it succeeds in reducing the undesirably high unemployment rate. In the fourth quarter as economic growth continued to undershoot expectations, major central banks made clear that they were dissatisfied with the status quo of tepid economic growth and high unemployment. The Federal Reserve went so far as to tie its monetary policy to the level of the unemployment rate. Financial markets seemed encouraged that risky assets would ride the tailwind of unconventional central bank policies through 2013.

Performance Results:

In 2012 the Fund returned 2.58% (Gross of fees), or 1.98% (Net of fees) which was 121 bps stronger than the Benchmark (50% Barclays Short Treasury, 50% Barclays MBS Index) return of 1.37% during the same period.

Explanation of Fund Performance:

The largest driver of both the Fund's positive absolute return and positive excess return over the Benchmark was agency mortgage-backed securities (MBS). MBS spreads ended the year significantly tighter, with the asset class posting strong returns and outperforming duration-matched Treasurys. The Fund maintained an overweight to MBS which was additive to excess return given the sector's strong performance. The Fund also exhibited superior security selection in the agency MBS space, which aided relative performance as well, with the

Fund's MBS positions handily outperforming Benchmark MBS.

A significant underweight allocation to US Treasurys also proved to be a major factor in generating excess return. While Treasurys posted positive returns during the year, they underperformed higher yielding assets including MBS. Shorter-term Treasury yields remained anchored to their near-record lows as the Fed has reiterated its dovish stance on rates. On a relative basis, the average duration of the Fund remained slightly shorter than the Benchmark over the period. Yield-curve positioning relative to the Benchmark positively contributed to excess return over the year.

Outlook:

Given the Federal Reserve Board's plan to maintain its current interest rate policy for the foreseeable future we believe rate volatility will remain low and a stable interest rate environment will persist, with rates gradually rising. We expect the Fund’s government- sponsored enterprise (GSE) mortgage positions to benefit from a relatively stable interest rate environment. We believe GSEs will continue to offer modest yield advantages with strong credit quality. We will continue to look for opportunities to add income to the Portfolio in

2013.

This commentary is provided for informational purposes only and should not be construed as investment advice. Any opinions or forecasts contained herein reflect the subjective judgments and assumptions of the authors only and do not necessarily reflect the views of Loomis, Sayles & Company, L.P., or any portfolio manager. Investment recommendations may be inconsistent with these opinions. There can be no assurance that developments will transpire as forecasted and actual results will be different. Data and analysis does not represent the actual or expected future performance of any investment product.We believe the information, including that obtained from outside sources, to be correct, but we cannot guarantee its accuracy. The information is subject to change at any time without notice. Indexes are unmanaged and do not incur fees, and you may not invest directly in an index.

Past Performance is no guarantee of future results.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2012

The fund's performance figures* for the period ending December 31, 2012, compared to its benchmarks:

	Six Months	One Year	Since Inception **
TransWestern Institutional Short Duration Government Bond Fund	0.94%	1.98%	2.45%
Barclays Capital Mortgage Backed Securities Index ***	0.92%	2.59%	4.46%
Barclays Capital Short Treasury Index ****	0.10%	0.15%	0.19%
Blended Benchmark Index *****	0.51%	1.37%	2.33%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-855-881-2380.

** Inception date is January 3, 2011.

*** The Barclays Capital Mortgage Backed Securities Index measures the performance of investment grade fixed-rate mortgage-backed pass through securities of Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corp. ("FHLMC").   The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

**** The Barclays Capital Short Treasury Index measures the performance of United States Treasury Securities with a remaining maturity between 1 to 12 months. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

***** The Blended Benchmark Index represents a blend of 50% Barclays Capital Short Treasury Index and 50% Barclay's Capital Mortgage Backed Securities.  The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

Holdings By Sector	% of Net Assets
U.S. Government Agency Obligations	87.5%
Other, Cash & Cash Equivalents	12.5%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS
December 31, 2012
Principal Amount ($)		Coupon Rate (%)	Maturity	Market Value

	U.S. GOVERNMENT AGENCIES - 87.5%
	FEDERAL HOME LOAN MORTGAGE CORP. - 37.8% (a)
$ 9,000,000	Federal Home Loan Mortgage Corp (b)	0.1845	11/4/2013	$ 8,997,390
10,228,885	FHLMC Multifamily Structured Pass Through Certificates (b,c)	0.5620	4/25/2019	10,272,521
13,145,000	FHLMC Multifamily Structured Pass Through Certificates (c)	1.7300	7/25/2019	13,334,682
2,170,000	FHLMC Multifamily Structured Pass Through Certificates (c)	2.1300	1/25/2019	2,260,923
545,000	FHLMC Multifamily Structured Pass Through Certificates (c)	2.3230	10/25/2018	575,051
215,000	FHLMC Multifamily Structured Pass Through Certificates (c)	2.4120	8/25/2018	227,458
500,000	FHLMC Multifamily Structured Pass Through Certificates (c)	2.6990	5/25/2018	536,832
1,085,000	FHLMC Multifamily Structured Pass Through Certificates (c)	3.1540	2/25/2018	1,186,863
538,000	FHLMC Multifamily Structured Pass Through Certificates (b,c)	3.9740	1/25/2021	616,275
945,000	FHLMC Multifamily Structured Pass Through Certificates (c)	3.9890	6/25/2021	1,084,975
2,802,490	Freddie Mac Gold Pool	3.0000	2/1/2027	2,948,556
5,813,781	Freddie Mac Gold Pool	3.0000	3/1/2027	6,116,796
2,235,763	Freddie Mac Gold Pool	4.5000	5/1/2031	2,420,140
3,221,144	Freddie Mac Gold Pool	4.5000	6/1/2039	3,462,182
395,935	Freddie Mac Gold Pool	4.5000	2/1/2041	436,412
785,876	Freddie Mac Gold Pool	5.0000	5/1/2041	854,000
139,496	Freddie Mac Gold Pool	7.5000	6/1/2017	152,367
172,838	Freddie Mac Non Gold Pool (b)	2.2500	1/1/2023	177,673
481,583	Freddie Mac Non Gold Pool (b)	2.2940	4/1/2036	509,770
310,418	Freddie Mac Non Gold Pool (b)	2.3690	6/1/2037	331,567
972,812	Freddie Mac Non Gold Pool (b)	2.3700	3/1/2036	1,036,580
519,580	Freddie Mac Non Gold Pool (b)	2.3720	4/1/2035	539,517
1,153,171	Freddie Mac Non Gold Pool (b)	2.3760	2/1/2035	1,227,666
616,004	Freddie Mac Non Gold Pool (b)	2.3840	11/1/2033	649,410
3,441,802	Freddie Mac Non Gold Pool (b)	2.3850	3/1/2037	3,643,457
1,159,084	Freddie Mac Non Gold Pool (b)	2.3870	2/1/2036	1,229,649
566,195	Freddie Mac Non Gold Pool (b)	2.4120	1/1/2035	599,907
766,941	Freddie Mac Non Gold Pool (b)	2.4230	2/1/2036	810,058
1,132,569	Freddie Mac Non Gold Pool (b)	2.4640	5/1/2037	1,210,468
852,197	Freddie Mac Non Gold Pool (b)	2.5870	11/1/2036	905,067
1,047,004	Freddie Mac Non Gold Pool (b)	2.6290	1/1/2035	1,108,504
1,627,772	Freddie Mac Non Gold Pool (b)	2.6400	5/1/2036	1,730,257
83,620	Freddie Mac Non Gold Pool (b)	2.7620	7/1/2024	86,981
770,851	Freddie Mac Non Gold Pool (b)	2.8250	4/1/2037	827,941
806,700	Freddie Mac Non Gold Pool (b)	2.9020	9/1/2035	863,016
1,090,909	Freddie Mac Non Gold Pool (b)	2.9250	6/1/2034	1,166,509
443,250	Freddie Mac Non Gold Pool (b)	2.9900	4/1/2037	479,286
641,822	Freddie Mac Non Gold Pool (b)	3.4900	11/1/2038	690,414
4,167,527	Freddie Mac Non Gold Pool (b)	4.2750	11/1/2036	4,432,165
1,627,500	Freddie Mac Non Gold Pool (b)	5.0230	9/1/2038	1,717,989
6,257,340	Freddie Mac Non Gold Pool (b)	5.2090	3/1/2038	6,700,798
1,946,853	Freddie Mac Non Gold Pool (b)	5.2610	11/1/2038	2,070,789
359,213	Freddie Mac Non Gold Pool (b)	5.2640	12/1/2037	369,578
487,355	Freddie Mac Non Gold Pool (b)	5.3470	6/1/2037	524,866
508,930	Freddie Mac Non Gold Pool (b)	5.4350	9/1/2038	524,698
616,410	Freddie Mac Non Gold Pool (b)	5.7300	3/1/2037	663,189
408,608	Freddie Mac Non Gold Pool (b)	5.8330	5/1/2037	433,190
963,320	Freddie Mac REMICS (b,c)	0.3590	4/15/2018	964,611
603,450	Freddie Mac REMICS (b,c)	0.4090	10/15/2017	604,699
600,601	Freddie Mac REMICS (b,c)	0.4490	5/15/2036	599,874
868,688	Freddie Mac REMICS (b,c)	0.5090	6/15/2018	869,487
139,766	Freddie Mac REMICS (b,c)	0.5590	4/15/2033	139,790
522,734	Freddie Mac REMICS (b,c)	0.5990	8/15/2035	523,168
611,036	Freddie Mac REMICS (b,c)	0.6090	11/15/2032	613,377
567,791	Freddie Mac REMICS (b,c)	0.9590	12/15/2032	574,968
170,578	Freddie Mac REMICS (b,c)	1.1590	12/15/2031	174,329

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2012
Principal Amount ($)		Coupon Rate (%)	Maturity	Market Value

	FEDERAL HOME LOAN MORTGAGE CORP. - 37.8% (a) (continued)
$ 284,186	Freddie Mac REMICS (b,c)	1.2090	3/15/2032	$ 290,901
351,812	Freddie Mac REMICS (c)	4.0000	10/15/2017	360,832
1,000,000	Freddie Mac REMICS (c)	4.0000	2/15/2020	1,060,380
493,791	Freddie Mac REMICS (c)	4.0000	9/15/2024	502,018
120,868	Freddie Mac REMICS (c)	4.2500	6/15/2019	123,779
244,999	Freddie Mac REMICS (c)	4.5000	11/15/2028	255,443
378,618	Freddie Mac REMICS (c)	4.5000	8/15/2034	402,868
2,070,456	Freddie Mac REMICS (c)	4.9406	12/15/2036	2,203,013
1,000,000	Freddie Mac REMICS (c)	5.0000	10/15/2019	1,074,540
625,850	Freddie Mac REMICS (c)	5.0000	10/15/2032	652,104
3,657,340	Freddie Mac REMICS (c)	5.0000	11/15/2032	3,785,347
1,490,000	Freddie Mac REMICS (c)	5.0000	9/15/2035	1,718,238
373,056	Freddie Mac REMICS (c)	5.0000	10/15/2036	383,629
1,112,346	Freddie Mac REMICS (c)	4.8920	6/15/2048	1,170,044
100,000	Freddie Mac REMICS (c)	5.5000	7/15/2033	110,601
704,879	Freddie Mac REMICS (c)	5.5000	12/15/2033	724,101
3,690,000	Freddie Mac REMICS (c)	5.5000	11/15/2034	3,920,773
1,545,000	Freddie Mac REMICS (c)	5.5000	5/15/2035	1,774,232
610,000	Freddie Mac REMICS (c)	6.0000	1/15/2025	643,538
128,498	Freddie Mac REMICS (c)	6.0000	2/15/2029	129,216
954,717	Freddie Mac REMICS (c)	6.5000	12/15/2023	1,057,922
458,998	Freddie Mac REMICS (c)	6.5000	12/15/2028	514,325
				120,666,529
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 31.5% (a)
258,523	Fannie Mae Pool (b)	1.3600	4/1/2034	266,041
171,092	Fannie Mae Pool (b)	1.3600	9/1/2044	176,115
96,922	Fannie Mae Pool (b)	1.8750	2/1/2020	97,590
238,822	Fannie Mae Pool (b)	2.0520	7/1/2032	247,893
84,960	Fannie Mae Pool (b)	2.1400	3/1/2033	88,885
118,507	Fannie Mae Pool (b)	2.1440	1/1/2019	118,621
206,875	Fannie Mae Pool (b)	2.1610	2/1/2036	218,658
623,360	Fannie Mae Pool (b)	2.2020	9/1/2035	661,703
604,901	Fannie Mae Pool (b)	2.2440	8/1/2035	640,125
137,852	Fannie Mae Pool (b)	2.2500	5/1/2032	143,865
419,216	Fannie Mae Pool (b)	2.2670	7/1/2035	445,253
774,718	Fannie Mae Pool (b)	2.2700	9/1/2034	821,774
250,305	Fannie Mae Pool (b)	2.2700	9/1/2036	266,767
141,059	Fannie Mae Pool (b)	2.2760	5/1/2032	147,653
958,198	Fannie Mae Pool (b)	2.2800	1/1/2035	1,017,348
2,497,270	Fannie Mae Pool (b)	2.3060	11/1/2033	2,638,940
1,520,263	Fannie Mae Pool (b)	2.3100	1/1/2036	1,610,537
1,027,800	Fannie Mae Pool (b)	2.3160	4/1/2033	1,090,825
794,244	Fannie Mae Pool (b)	2.3350	4/1/2034	806,192
183,414	Fannie Mae Pool (b)	2.3460	6/1/2036	194,782
1,008,380	Fannie Mae Pool (b)	2.3470	8/1/2035	1,074,298
1,190,614	Fannie Mae Pool (b)	2.3470	8/1/2035	1,266,884
99,899	Fannie Mae Pool (b)	2.3530	8/1/2039	106,024
3,821,358	Fannie Mae Pool (b)	2.3550	10/1/2034	4,051,480
118,530	Fannie Mae Pool (b)	2.3590	7/1/2033	120,139
180,821	Fannie Mae Pool (b)	2.3590	5/1/2035	192,046
892,336	Fannie Mae Pool (b)	2.4120	6/1/2033	947,242
1,304,764	Fannie Mae Pool (b)	2.4330	2/1/2036	1,387,056
2,365,444	Fannie Mae Pool (b)	2.4370	1/1/2035	2,498,808
144,269	Fannie Mae Pool (b)	2.4550	11/1/2029	145,462
1,385,298	Fannie Mae Pool (b)	2.4900	10/1/2033	1,467,086
103,570	Fannie Mae Pool (b)	2.5200	5/1/2031	108,172
95,267	Fannie Mae Pool (b)	2.5300	7/1/2029	95,785
252,561	Fannie Mae Pool (b)	2.5510	8/1/2033	268,331
90,655	Fannie Mae Pool (b)	2.5580	1/1/2030	94,220

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2012
Principal Amount ($)		Coupon Rate (%)	Maturity	Market Value

	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 31.5% (a) (continued)
$ 2,439,611	Fannie Mae Pool (b)	2.6010	4/1/2037	$ 2,592,550
957,133	Fannie Mae Pool (b)	2.6440	8/1/2036	1,027,472
2,061,726	Fannie Mae Pool (b)	2.6500	7/1/2035	2,193,800
2,758,717	Fannie Mae Pool (b)	2.6590	9/1/2037	2,948,737
538,718	Fannie Mae Pool (b)	2.6720	5/1/2035	574,317
1,624,862	Fannie Mae Pool (b)	2.7500	10/1/2033	1,723,686
988,741	Fannie Mae Pool (b)	2.8230	4/1/2037	1,066,822
2,006,059	Fannie Mae Pool (b)	2.8800	7/1/2037	2,158,760
86,385	Fannie Mae Pool (b)	3.0000	2/1/2025	89,666
5,574,131	Fannie Mae Pool	3.0000	11/1/2026	5,893,418
2,590,037	Fannie Mae Pool	3.0000	12/1/2026	2,738,394
1,337,336	Fannie Mae Pool	3.0000	1/1/2027	1,416,613
2,298,990	Fannie Mae Pool	3.0000	4/1/2027	2,435,274
290,354	Fannie Mae Pool	3.0000	5/1/2027	307,567
111,446	Fannie Mae Pool (b)	3.0000	9/1/2033	118,092
2,038,163	Fannie Mae Pool (b)	3.0270	1/1/2036	2,194,674
2,014,653	Fannie Mae Pool (b)	3.1920	10/1/2036	2,169,137
193,326	Fannie Mae Pool (b)	3.3610	11/1/2035	197,696
390,915	Fannie Mae Pool (b)	3.4030	6/1/2037	419,397
5,713,066	Fannie Mae Pool (b)	3.4100	3/1/2037	6,150,915
565,926	Fannie Mae Pool (b)	3.4730	6/1/2035	610,889
888,901	Fannie Mae Pool (b)	3.4890	12/1/2039	933,310
124,392	Fannie Mae Pool (b)	4.6520	2/1/2023	128,802
2,183,263	Fannie Mae Pool (b)	4.7390	8/1/2038	2,333,756
705,423	Fannie Mae Pool	5.0000	7/1/2035	769,186
537,782	Fannie Mae Pool	5.0000	7/1/2037	582,762
262,223	Fannie Mae Pool	5.0000	6/1/2040	287,669
309,913	Fannie Mae Pool	5.0000	6/1/2040	339,987
255,590	Fannie Mae Pool (b)	5.1920	1/1/2036	271,183
1,092,332	Fannie Mae Pool (b)	5.4220	7/1/2037	1,172,127
656,742	Fannie Mae Pool	5.5000	9/1/2026	714,456
184,943	Fannie Mae Pool	5.5000	7/1/2037	202,065
238,020	Fannie Mae Pool	5.5000	10/1/2037	258,716
272,836	Fannie Mae Pool	5.5000	11/1/2037	296,559
264,590	Fannie Mae Pool	5.5000	2/1/2038	287,623
1,446,570	Fannie Mae Pool (b)	5.7890	9/1/2037	1,553,703
2,967,501	Fannie Mae Pool (b)	5.9180	1/1/2038	3,239,057
743,169	Fannie Mae Pool	6.0000	4/1/2033	831,554
573,791	Fannie Mae Pool	6.0000	7/1/2036	635,726
1,140,096	Fannie Mae REMICS (b,c)	0.4097	1/25/2037	1,141,213
95,570	Fannie Mae REMICS (b,c)	0.4590	11/17/2029	95,549
30,349	Fannie Mae REMICS (b,c)	0.6097	10/25/2017	30,356
1,869,215	Fannie Mae REMICS (b,c)	0.7590	12/18/2030	1,885,701
1,282,107	Fannie Mae REMICS (b,c)	0.7590	12/18/2030	1,293,415
898,040	Fannie Mae REMICS (b,c)	0.8097	12/25/2032	905,413
647,667	Fannie Mae REMICS (b,c)	1.2097	8/25/2031	660,899
353,539	Fannie Mae REMICS (c)	4.0000	1/25/2019	374,133
144,893	Fannie Mae REMICS (c)	4.5000	11/25/2022	148,928
256,985	Fannie Mae REMICS (c)	4.5000	1/25/2038	261,971
1,066,076	Fannie Mae REMICS (b,c)	4.6445	8/25/2038	1,092,009
160,446	Fannie Mae REMICS (c)	5.0000	5/25/2023	183,702
132,046	Fannie Mae REMICS (c)	5.0000	7/25/2025	138,208
118,327	Fannie Mae REMICS (c)	5.0000	11/25/2032	128,263
2,081,000	Fannie Mae REMICS (c)	5.0000	8/25/2033	2,139,268
527,060	Fannie Mae REMICS (c)	5.0000	4/25/2034	552,375
2,109,000	Fannie Mae REMICS (c)	5.0000	1/25/2034	2,199,328
982,767	Fannie Mae REMICS (c)	5.0000	3/25/2037	1,008,702

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2012
Principal Amount ($)		Coupon Rate (%)	Maturity	Market Value

	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 31.5% (a) (continued)
$ 436,431	Fannie Mae REMICS (c)	5.5000	1/25/2033	$ 459,898
245,292	Fannie Mae REMICS (c)	5.5000	4/25/2035	268,614
137,446	Fannie Mae REMICS (b,c)	5.9890	5/25/2037	151,494
1,062,478	Fannie Mae REMICS (c)	6.0000	11/25/2032	1,175,993
5,000,000	Federal National Mortgage Association (b)	0.1830	11/8/2013	4,998,750
				100,682,899
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 18.2%
4,768,770	Ginnie Mae II Pool (b)	0.909	7/20/2062	4,806,348
1,825,859	Ginnie Mae II Pool (b)	1.0370	6/20/2062	1,850,768
1,207,389	Ginnie Mae II Pool (b)	1.3100	12/20/2061	1,234,047
824,076	Ginnie Mae II Pool (b)	1.5700	6/20/2058	848,664
1,443,804	Ginnie Mae II Pool (b)	2.3560	10/20/2062	1,536,702
1,955,190	Ginnie Mae II Pool	4.4790	2/20/2062	2,211,315
5,393,246	Ginnie Mae II Pool	4.5210	12/20/2061	6,157,523
706,891	Ginnie Mae II Pool	4.5280	3/20/2062	809,872
695,843	Ginnie Mae II Pool	4.5600	3/20/2062	796,532
3,205,000	Ginnie Mae II Pool	4.5830	11/20/2062	3,697,769
3,011,366	Ginnie Mae II Pool	4.5880	10/20/2062	3,483,533
1,309,989	Ginnie Mae II Pool	4.6040	6/20/2062	1,510,344
2,073,002	Ginnie Mae II Pool	4.6500	1/20/2061	2,342,784
1,527,238	Ginnie Mae II Pool	4.7000	8/20/2061	1,744,073
515,866	Ginnie Mae II Pool	4.7300	1/20/2061	585,910
1,290,906	Ginnie Mae II Pool	4.8080	8/20/2062	1,478,544
2,054,852	Ginnie Mae II Pool	4.8100	2/20/2061	2,342,177
395,424	Ginnie Mae II Pool	4.8260	6/20/2061	459,899
2,877,407	Ginnie Mae II Pool	4.8510	5/20/2062	3,293,333
1,032,901	Ginnie Mae II Pool	4.9090	6/20/2062	1,178,586
1,356,641	Ginnie Mae II Pool	4.9170	2/20/2062	1,542,964
3,000,000	Government National Mortgage Association (b,c)	4.5320	12/20/2062	3,447,189
2,136,492	Government National Mortgage Association (b,c)	0.4590	12/16/2028	2,138,543
3,773,941	Government National Mortgage Association (b)	0.7100	10/20/2062	3,794,483
566,735	Government National Mortgage Association (c)	4.5000	9/20/2035	576,324
1,197,878	Government National Mortgage Association (c)	4.5000	8/20/2040	1,207,821
2,507,371	Government National Mortgage Association (b,c)	7.2251	7/20/2032	2,957,472
				58,033,519
	TOTAL U.S GOVERNMENT AGENCIES (Cost - $277,996,069)			279,382,947

	SHORT-TERM INVESTMENTS - 10.2%
	U.S. TREASURY - 10.2%
32,675,000	United States Treasury Bill (d) (Cost - $32,672,686)	0.1100	1/24/2013	32,672,686

	TOTAL INVESTMENTS - 97.7% (Cost - $310,668,755) (e)			$ 312,055,633
	OTHER ASSETS LESS LIABILITIES - 2.3%			7,169,140
	TOTAL NET ASSETS - 100.0%			$ 319,224,773

(a)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal
	National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.
(b)	Variable rate security - interest rate subject to periodic change.
(c)	Collateralized mortgage obligation (CMO).
(d)	Represents discount rate at time of purchase.
(e)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $310,668,836 and differs from market value by
	net unrealized appreciation (depreciation) of securities as follows:
		Unrealized Appreciation:		$ 2,181,006
		Unrealized Depreciation:		(794,142)
		Net Unrealized Appreciation:		$ 1,386,864

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012

ASSETS
Investment securities:
At cost	$ 310,668,769
At value	$ 312,055,633
Cash	9,201,529
Receivable for securities sold	1,287,638
Interest receivable	690,956
Prepaid expenses	779
TOTAL ASSETS	323,236,535

LIABILITIES
Payable for investments purchased	3,449,650
Distributions payable	371,931
Investment advisory fees payable	111,678
Distribution (12b-1) fees payable	26,188
Fees payable to other affiliates	22,133
Accrued expenses and other liabilities	30,182
TOTAL LIABILITIES	4,011,762
NET ASSETS	$ 319,224,773

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	318,712,621
Accumulated net realized loss from investments	(874,712)
Net unrealized appreciation on investments	1,386,864
NET ASSETS	$ 319,224,773

Net Asset Value Per Share:
Shares of beneficial interest outstanding	31,445,273
Net asset value (Net Assets divided by Shares Outstanding)
and redemption price per share (a)	$ 10.15

(a) Redemptions made within 30 days of purchase may be assessed a redemption fee of .25%.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012

INVESTMENT INCOME
Interest	$ 2,859,236
TOTAL INVESTMENT INCOME	2,859,236

EXPENSES
Investment advisory fees	854,622
Distribution (12b-1) fees	189,916
Administrative services fees	94,915
Accounting services fees	48,005
Professional fees	23,698
Transfer agent fees	20,138
Custodian fees	19,943
Compliance officer fees	17,336
Printing and postage expenses	7,032
Trustees' fees and expenses	4,991
Registration fees	509
Insurance expense	239
Other expenses	14,990
TOTAL EXPENSES	1,296,334
Fees waived by the Advisor	(58,143)
NET EXPENSES	1,238,191

NET INVESTMENT INCOME	1,621,045

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments transactions	641,618
Net change in unrealized appreciation (depreciation) from investments transactions	754,993
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,396,611

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 3,017,656

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Period Ended
	December 31,	December 31,
	2012	2011 (a)
FROM OPERATIONS
Net investment income	$ 1,621,045	$ 642,907
Net realized gain from investment transactions	641,618	392,774
Net change in unrealized appreciation (depreciation) on investments	754,993	631,871
Net increase in net assets resulting from operations	3,017,656	1,667,552

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,094,056)	(914,047)
From net realized gains	-	(192,011)
From return of capital	(62,268)	-
Net decrease in net assets from distributions to shareholders	(3,156,324)	(1,106,058)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	288,802,050	122,200,010
Net asset value of shares issued in
reinvestment of distributions to shareholders	1,174,194	709,883
Payments for shares redeemed	(61,798,639)	(32,285,551)
Net increase in net assets from shares of beneficial interest	228,177,605	90,624,342

TOTAL INCREASE IN NET ASSETS	228,038,937	91,185,836

NET ASSETS
Beginning of Period	91,185,836	-
End of Period *	$ 319,224,773	$ 91,185,836
* Undistributed net investment income	$ -	$ -

SHARE ACTIVITY
Shares Sold	28,399,701	12,126,652
Shares Reinvested	115,535	70,189
Shares Redeemed	(6,079,369)	(3,187,435)
Net increase in shares of beneficial interest outstanding	22,435,867	9,009,406

(a)	TransWestern Institutional Short Duration Government Bond Fund commenced operations on January 3, 2011.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period

		Year Ended		Period Ended
		December 31,		December 31,
		2012		2011 (1)
Net Asset Value, Beginning of Period		$ 10.12		$ 10.00
Income (loss) from investment operations:
	Net investment income (2)	0.09		0.12
	Net realized and unrealized
	gain on investments	0.11		0.17
Total from investment operations		0.20		0.29

Less distributions from:
	Net investment income	(0.17)		(0.15)
	Net realized gains	-		(0.02)
	Return of capital	0.00	(6)	-
Total from distributions		(0.17)		(0.17)

Net Asset Value, End of Period		$ 10.15		$ 10.12

Total return (4)		1.98%		2.90%	(3)

	Net assets, end of period (000s)	$ 319,225		$ 91,186

	Ratio of gross expenses to average net assets	0.68%		0.87%	(5)

	Ratio of net expenses to average net assets	0.65%		0.65%	(5)

	Ratio of net investment income to average net assets	0.85%		1.19%	(5)

	Portfolio Turnover Rate	62%		103%	(3)

(1)	The TransWestern Institutional Short Duration Government Fund commenced operations on January 3, 2011.
(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.
(3)	Not annualized.
(4)	Total return shown assumes reinvestment of distributions.
(5)	Annualized.
(6)	Represents less than $0.00 per share.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

1.

ORGANIZATION

The TransWestern Institutional Short Duration Government Bond Fund (the “Fund”) is a separate diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund’s investment objective is to seek to provide income consistent with liquidity, and limited credit and interest rate risk. The Fund commenced operations on January 3, 2011 and is offered at net asset value without a sales charge.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

Fair Value Team and Valuation Process - This team is composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of December 31, 2012 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
U.S. Government Agency Securities	$ -	$ 279,383,014	$ -	$ 279,383,014
Short-Term Investment	-	32,672,686	-	32,672,686
Total	$ -	$ 312,055,700	$ -	$ 312,055,700

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

* Refer to the Portfolio of Investments for industry classification.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income are declared daily and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax years 2011 and 2012. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

3.  INVESTMENT TRANSACTIONS

For the year ended December 31, 2012, cost of purchases and proceeds from sales of U.S. government securities, other than short-term investments, amounted to $297,311,079 and $104,142,877, respectively.

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. BBW Capital Advisors serves as the Fund’s Investment Advisor (the “Advisor”) and Loomis, Sayles & Company, L.P. serves and the Fund’s Sub-Advisor (the “Sub-Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets. Subject to the authority of the Board of Trustees and oversight by the Advisor, the Sub-Advisor is responsible for day-to-day execution of the Fund's strategy and management of the Fund's investment portfolio according to the Fund's investment objective, policies and restrictions. The Sub-Advisor is paid by the Advisor, not the Fund.

Pursuant to a Expense Limitation Agreement (the “Expense Limitation Agreement”), the Advisor has contractually agreed, at least until December 31, 2013, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 0.65% per annum of the Fund’s average daily net assets. During the year ended December 31, 2012 the Advisor waived fees of $58,143.

If the Advisor waives any fee or reimburses any expense pursuant to the Expense Limitation Agreement, and the Fund's Operating Expenses are subsequently less than 0.65% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 0.65% of average daily net assets. If Fund Operating Expenses subsequently exceed 0.65% per annum of the Fund's average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Expense Limitation Agreement (or any similar agreement). As of December 31, 2012, fee waivers subject to recapture by the Advisor were as follows:

Year of Expiration
December 31, 2014	$119,515
December 31, 2015	$ 58,143

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan the Fund pays the Advisor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of the Fund’s average daily net assets.  During the year ended December 31, 2012, pursuant to the Plan, the Advisor received $189,916 or 0.10% of the Fund’s average daily net assets in payments.

Effective April 1, 2012, with the approval of the Board, each fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, each fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Each fund pays the chairperson of the Audit committee its pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the funds.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the funds on an ad-hoc basis.   For the provision of these services, Gemcom receives fees from the funds.

5.  REDEMPTION FEE

The Fund may assess a short-term redemption fee of 0.25% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund.  For the year ended December 31, 2012, the Fund did not assess redemption fees.

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

	Fiscal Year Ended	Period Ended
	December 31, 2012	December 31, 2011
Ordinary Income	$ 3,094,056	$ 1,106,058
Long-Term Capital Gain	-	-
Return of Capital	62,268	-
	$ 3,156,324	$ 1,106,058

As of December 31, 2012, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Loss Carry Forwards	Post October Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficits)
$ -	$ -	$ (613,729)	$ (260,983)	$ 1,386,864	$ 512,152

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses of $260,983.

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

At December 31, 2012, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$ 551,204	$ 62,525	$ 613,729	Non-Expiring

Permanent book and tax differences primarily attributable to adjustments for paydowns and reclass of distributions, resulted in reclassification as of December 31, 2012 as follows:

Paid in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Gain/(Loss) on Investments
$ (62,268)	$ 1,535,279	$ (1,473,011)

These reclassifications have no effect on net assets or net asset value per share and are designed generally to present undistributed income on a tax basis, which is considered to be more informative to shareholders.

7. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

8. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

TransWestern Institutional Short Duration Government Bond Fund

(Northern Lights Fund Trust)

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of TransWestern Institutional Short Duration Government Bond Fund (the “Fund”), a series of the Northern Lights Fund Trust, as of December 31, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TransWestern Institutional Short Duration Government Bond Fund as of December 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

March 1, 2013

TransWestern Institutional Short Duration Government Bond Fund

EXPENSE EXAMPLES (Unaudited)

December 31, 2012

As a shareholder of the TransWestern Institutional Short Duration Government Bond Fund (“TransWestern”), you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the TransWestern Institutional Short Duration Government Bond Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the TransWestern’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Annualized	Beginning	Ending	Expenses Paid
Expense	Account Value	Account Value	During Period *
Actual Ratio	7/1/12	12/31/12	7/1/2012 – 12/31/12
TransWestern 0.65%	$1,000.00	$1,009.40	$3.28

	Beginning	Ending	Expenses Paid
Hypothetical	Account Value	Account Value	During Period *
(5% return before expenses)	7/1/12	12/31/12	7/1/2012 – 12/31/12
TransWestern 0.65%	$1,000.00	$1,021.87	$3.30

*    Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

TransWestern Institutional Short Duration Government Bond Fund

APPROVAL OF ADVISORY AGREEMENT (Unaudited)

December 31, 2012

Approval of Advisory Agreement*

In connection with a meeting held on December 11, 2012, (the “Meeting”), Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Agreement”) between BBW Capital Advisors, LLC (“BBW” or the “Advisor”) and the Trust, on behalf of the TransWestern Institutional Short Duration Government Bond Fund (the “Fund”).  During the Meeting, the Board also discussed the renewal of the sub-advisory agreement between Loomis, Sayles & Company, L.P. (“Loomis” or the “Sub-Advisor”) and the Advisor, on behalf of the Fund.

The Board Members were assisted by independent legal counsel throughout the agreement review process.  The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and Sub-Advisory Agreement, and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory and Sub-Advisory Agreements.

Nature, Extent and Quality of Services. The Trustees discussed the nature, extent and quality of services provided to the Fund by the Advisor since the inception of the Fund and noted no reduction in the level of service provided to the Fund or material changes to the Advisor’s personnel servicing the Fund. The Board discussed the Advisor’s role in supervising the Sub-Advisor. The Board noted that the Fund is specifically marketed to banks, and that the Advisor brings an expertise in the risk tolerance and investment mandates of banks as investors, ensuring that the portfolio is managed in a manner consistent with these criteria. The Board noted the fact that the broker/dealer affiliate of the Advisor went through a FINRA examination, which resulted in no deficiencies being reported. The Board was gratified by the Advisor’s active approach to managing the Sub-Advisor, and was pleased with the nature, extent, and quality of services.

Performance. The Trustees then evaluated the performance of the Fund, noting that the Fund outperformed its peer group average, Morningstar Category Average, and an index comprised of 50% Barclays Short Treasury Index/50% Barclays Agency MBS Index over the 1-year and since inception periods. The Board noted that the Fund’s overweighting of agency mortgages and underweighting of Treasuries led to good performance. The Board concluded that performance was good, and consistent with the mandate of the strategy.

Fees and Expenses. The Trustees then evaluated the management fee and expense ratio of the Fund, noting that the 0.45% management fee charged by the Advisor was the highest in the peer group, with one other fund having the same fee as the Fund. The Board also noted that the management fee was slightly higher than Morningstar Category Average of 0.40%. The Board then recognized that the Fund has a lower than average expense ratio compared to the peer group and Morningstar category. Considering the cost of managing the Fund and payments to the Sub-Advisor, the Board was satisfied that the fees and expenses are reasonable.

Economies of Scale. The Board then acknowledged the Advisors efforts in distribution activities, which will benefit shareholders by reducing expenses over time. The Board recognized that the Fund is still relatively small and the Advisor is still waiving fees, which indicates that it is premature to negotiate additional fee concessions. The Board concluded that economies of scale have not yet been attained, but they will monitor and re-evaluate this situation as necessary.

Profitability.  The Board considered the profits realized by the Advisor in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services provided to the Fund.  The Board also considered the benefits realized by the Advisor from other activities related to the Fund, including the Advisor’s receipt of 12b-1 fees to defray marketing expenses. After further discussion, the Trustees concluded that the Advisor was earning modest but not excessive profits, measured in either total dollars or as a percentage of fees earned, from its relationship with the Fund.

TransWestern Institutional Short Duration Government Bond Fund

APPROVAL OF ADVISORY AGREEMENT (Unaudited) (Continued)

December 31, 2012

Conclusion. Having requested and received such information from the Advisor as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that they were satisfied with the services provided by the Advisor, and that the advisory fee is reasonable and that renewal of the agreement is in the best interests of NLFT and the shareholders of the Fund.

Approval of Sub-Advisory Agreement - Loomis Sayles – Sub-Advisor

Nature, Extent and Quality of Services. The Trustees discussed the nature, extent and quality of services provided to the Fund by the Sub-Advisor since the inception of the Fund and noted no reduction in the level of service provided to the Fund. The Board discussed the fact that the Sub-Advisor hired a new portfolio manager as of May 1, 2012, and indicated that they were gratified by the number and quality of professionals servicing the Fund. The Board noted that the Sub-Advisor is responsible for providing quantitative research and risk analysis tools to assist in constructing the portfolio held by the Fund, as well as compliance monitoring. The Board also noted that there were no regulatory or compliance issues reported to the Board. Taking all of this and other factors into account, the Board indicated that they were satisfied with the nature, extent, and quality of services provided by the Sub-Advisor.

Performance. The Trustees then evaluated the performance of the Fund, noting that the Fund outperformed its peer group average, Morningstar Category Average, and an index comprised of 50% Barclays Short Treasury Index/50% Barclays Agency MBS Index over the 1-year and since inception periods. The Board noted that the Fund’s overweighting of agency mortgages and underweighting of Treasuries led to good performance. The Board concluded that performance was good, and consistent with the mandate of the strategy.

Fees and Expenses. The Board noted that the Advisor charges an annual advisory fee of 0.45%, and that the Sub-Advisor receives sub-advisory fees from the Advisor according to a schedule that provides 0.20% for the first $50 million of assets under management, then reduced fees at additional breakpoints.  The Trustees compared the Fund’s advisory fee and expense ratio to the average of those of the funds in its peer group, and Morningstar Category Average.  The Trustees noted that the fee was lower than the amounts charged to other accounts managed by the Sub-Advisor. Taking all of this and other factors into account, the Board concluded that the sub-advisory fee charged by the Sub-Advisor was reasonable, particularly in light of the quality of services provided by Sub-Advisor.

Economies of Scale. The Board considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was primarily an issue to be considered at the Fund level and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  After discussion, it was the consensus of the Board that based on the size of the Fund, economies of scale have not yet been attained, but that the current negotiated breakpoints appear reasonable.

Profitability.  The Board considered the profits realized by the Sub-Advisor in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services provided to the Fund.  The Board noted that no direct additional benefits were realized by the Advisor from other activities related to the Fund. After further discussion, the Trustees concluded that while the Sub-Advisor was earning some profits, the Sub-Advisor was not earning excessive profits, measured in total dollars or as a percentage of fees earned, from its relationship with the Fund.

Conclusion. Having requested and received such information from the Sub-Advisor as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the sub-advisory fee is reasonable and that renewal of the agreement is in the best interests of NLFT and the shareholders of the Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

TransWestern Institutional Short Duration Government Bond Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2012

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	96

AdvisorOne Funds (11 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	96	AdvisorOne Funds (11 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	103

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	103	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

TransWestern Institutional Short Duration Government Bond Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2012

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003).	96	AdvisorOne Funds (11 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

TransWestern Institutional Short Duration Government Bond Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2012

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-881-2380.

12/31/12 – NLFT V2

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-881-2380 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-881-2380.

INVESTMENT ADVISOR

BBW Capital Advisors

1743 Wazee Street, Suite 250

Denver, CO 80202

SUB-ADVISOR

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, MA 02111

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 – $13,500

2011 - $13,000

(b)

Audit-Related Fees

2012 - None

2011 -  None

(c)

Tax Fees

2012 - $2,500

2011 - $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 - None

2011 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

2011

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 - $2,500

2011 - $2,500

 (h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, President

Date  03/05/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

        Kevin E. Wolf, President

Date     03/05/2013

By (Signature and Title)

/s/ Erik Naviloff

       Erik Naviloff, Treasurer

Date

03/05/2013